                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 95-7 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1995 to November 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of December, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.00%, 6.15%, 6.35%,
                              6.70%, 6.95%, 7.35%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-7
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1995

                            CUSIP#'S  393505- JE3,JF0,JG8,JH6,JJ2,JK9
                            TRUST ACCOUNT #3334400-0
                            REMITTANCE DATE:  12/15/95


                                                   Total $      Per $1,000
                                                    Amount       Original
                                                  ---------    ------------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                           $4,632,427.65

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                         0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                              0.00

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate
              (6.00%,unless Weighted Average
               Contract Rate is below 6.00%)           6.00%
          b. Class A-1 Interest                  192,445.26        4.42402897
          c. Class A-2 Remittance Rate
              (6.15%,unless Weighted Average
               Contract Rate is below 6.15%)           6.15%
          d. Class A-2 Interest                  279,312.50        5.12500000
          e. Class A-3 Remittance Rate
              (6.35%,unless Weighted Average
               Contract Rate is below 6.35%)           6.35%
          f. Class A-3 Interest                  185,208.33        5.29166657
          g. Class A-4 Remittance Rate
              (6.70%,unless Weighted Average
               Contract Rate is below 6.70%)           6.70%
          h. Class A-4 Interest                  161,916.67        5.58333345
          i. Class A-5 Remittance Rate
              (6.95%,unless Weighted Average
               Contract Rate is below 6.95%)           6.95%
          j. Class A-5 Interest                  289,583.33        5.79166660
          k. Class A-6 Remittance Rate
              (7.35%,unless Weighted Average
               Contract Rate is below 7.35%)           7.35%
          l. Class A-6 Interest                  469,328.13        6.12500007

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                  .00               .00


                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.00%, 6.15%, 6.35%,
                              6.70%, 6.95%, 7.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-7
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1995

                              CUSIP#'S  393505- JE3,JF0,JG8,JH6,JJ2,JK9
                              TRUST ACCOUNT #3334400-0
                              REMITTANCE DATE:  12/15/95


  (4)  Remaining:
       a. Unpaid Class A Interest
          Shortfall                                    .00             .00

B.  Principal
  (5)  Formula Principal Distribution
       Amount                                 1,883,928.16             N/A
       a. Scheduled Principal                   460,882.42             N/A
       b. Principal Prepayments               1,423,045.74             N/A
       c. Liquidated Contracts                         .00             N/A
       d. Repurchases                                  .00             N/A

  (6)  Pool Scheduled Principal
       Balance                              340,859,189.37    980.17312433
 (6a)  Pool Factor                               .98017312

  (7)  Unpaid Class A Principal Shortfall
       (if any) following prior Remittance
       date                                            .00

  (8)  Class A Percentage for such
       Remittance Date (Until Class B
       Cross-Over Date, and on each
       Remittance Date thereafter unless
       each Class B Principal
       Distribution Test is satisfied,
       equals Class A Principal Balance,
       divided by Pool Scheduled
       Principal Balance)                            90.36%

  (9)  Class A Percentage for the following
       Remittance Date                               90.31%

 (10)  Class A Principal Distribution:
       a. Class A-1                           1,883,928.16     43.30869333
       b. Class A-2                                    .00             .00
       c. Class A-3                                    .00             .00
       d. Class A-4                                    .00             .00
       e. Class A-5                                    .00             .00
       f. Class A-6                                    .00             .00

 (11)  Class A-1 Principal Balance           36,605,123.37    841.49708897
(11a)  Class A-1 Pool Factor                     .84149709

 (12)  Class A-2 Principal Balance           54,500,000.00    1000.0000000
(12a)  Class A-2 Pool Factor                    1.00000000

 (13)  Class A-3 Principal Balance           35,000,000.00    1000.0000000
(13a)  Class A-3 Pool Factor                    1.00000000

 (14)  Class A-4 Principal Balance           29,000,000.00    1000.0000000
(14a)  Class A-4 Pool Factor                    1.00000000


                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.00%, 6.15%, 6.35%,
                              6.70%, 6.95%, 7.35%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-7
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1995

                              CUSIP#'S  393505- JE3,JF0,JG8,JH6,JJ2,JK9
                              TRUST ACCOUNT #3334400-0
                              REMITTANCE DATE:  12/15/95


 (15)  Class A-5 Principal Balance           50,000,000.00    1000.0000000
(15a)  Class A-5 Pool Factor                    1.00000000

 (16)  Class A-6 Principal Balance           76,625,000.00    1000.0000000
(16a)  Class A-6 Pool Factor                    1.00000000

 (17)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                            .00

C.     Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

 (18)  31-59 days                             1,880,575.33              55

 (19)  60 days or more                          701,641.15              20

 (20)  Current Month Repossessions               61,985.78               3

 (21)  Repossession Inventory                    61,985.78               3

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in October, 1999)

 (22) Average Sixty-Day Delinquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current
           Remittance Date                                             .21%

      (b)  Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                                .08%

 (23) Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current
           Remittance Date                                             .55%

      (b)  Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5.5%)                                .39%


                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.00%, 6.15%, 6.35%,
                              6.70%, 6.95%, 7.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-7
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995


                                     CUSIP#'S  393505- JE3,JF0,JG8,JH6,JJ2,JK9
                                     TRUST ACCOUNT #3334400-0
                                     REMITTANCE DATE:  12/15/95

(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from October 1, 1999 to
         September 30, 2000, 6.5% from October 1, 2000 to
         September 30, 2001, 8.5% from October 1, 2001 to
         September 30, 2002 and 9.5% thereafter)                            0%

(25) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                                0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                              0%

(26) Class M-1 Principal Balance Test

     (a) Pool Scheduled Princpal Balance as of preceding Remittance
         Date divided by sume of Class M-1 Principal Balance and
         Class B Principal Balance (before distributions on current
         Remittance Date; may not exceed 25.5%)                         17.25%

(27) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 14.25%) and the Class B Principal
         Balance as of such Remittance Date is greater than
         or equal to $6,955,081.00                                       9.64%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-7
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT     CUSIP#'S  393505-JL7
                                 November, 1995     TRUST ACCOUNT #3334400-0
                                     Page 5         REMITTANCE DATE:  12/15/95



                                                    Total $        Per $1,000
                                                    Amount          Original
                                                 -------------   -------------
CLASS M1 CERTIFICATES
 (28)  Amount available (including Monthly
       Servicing Fee)                             1,170,705.27

A.     Interest
 (29)  Aggregate interest
       a.  Class M-1 Remittance Rate (7.35%,
           unless Weighted Average Contract
           Rate is below 7.35%)                          7.35%
       b.  Class M-1 Interest                       159,862.50      6.12500000

 (30)  Amount applied to Class M-1 Interest
       Deficiency Amount                                   .00               0

 (31)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                                   .00               0

 (32)  Amount Applied to:
       a.  Unpaid Class M-1 Interest Shortfall             .00               0

 (33)  Remaining:
       a.  Unpaid Class M-1 Interest Shortfall             .00               0

B.     Principal
 (34)  Formula Principal Distribution Amount
       a.  Scheduled Principal                             .00             N/A
       b.  Principal Prepayments                           .00             N/A
       c.  Liquidated Contracts                            .00             N/A
       d.  Repurchases                                     .00             N/A

 (35)  Class M-1 Principal Balance               26,100,000.00   1000.00000000
(35a)  Class M-1 Pool Factor                        1.00000000

 (36)  Class M-1 Percentage after prior
       Remittance Date                                    .00%

 (37)  Class M-1 Percentage for such Remittance
       Date                                               .00%

 (38)  Class M-1 Percentage for the following
       Remittance Date                                    .00%

 (39)  Class M-1 Principal Distribution:
       a.  Class M-1 (current)                             .00      0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                            .00

 (40)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                                .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.35%, 7.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-7
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1995      CUSIP#'S 393505-JM5, JN3
                                    Page 5          REMITTANCE DATE:  12/15/95




                                                    Total $       Per $1,000
                                                    Amount         Original
                                                 -------------   -------------
Class B1 Certificates
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including
       Monthly
       Servicing Fee)                             1,010,842.77

  (2)  Class B-1 Remittance Rate (7.35% unless
       Weighted Average Contract Rate is
       below 7.35%)                                      7.35%

  (3)  Aggregate Class B1 Interest                  117,140.63      6.12500026

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                               .00             .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                  .00             .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                                   .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                   .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date            .00

  (9)  Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)               .00

 (9a)  Class B Percentage for the following
       Remittance Date                                     .00

 (10)  Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)              .00

(11a)  Class B1 Principal Shortfall                        .00

(11b)  Unpaid Class B1 Principal Shortfall                 .00

 (12)  Class B Principal Balance                 33,029,066.00

 (13)  Class B1 Principal Balance                19,125,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.35%, 7.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-7
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                                    Page 5

                                                CUSIP#'S 393505-JM5, JN3
                                                REMITTANCE DATE:  12/15/95


                                                         Total $      Per $1,000
                                                          Amount       Original
                                                      -------------   ----------
Class B2 and C Certificates
---------------------------
(12)  Remaining Amount Available                         893,702.14

(13)  Class B-2 Remittance Rate (7.70%
      unless Weighted Average Contract
      Rate is less than 7.70%)                                7.70%

(14)  Aggregate Class B2 Interest                         89,217.76   6.41666689

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                     .00          .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                        .00          .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                  .00

(18)  Class B2 Principal Liquidation Loss Amount                .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)                 .00

(20)  Guarantee Payment                                         .00

(21)  Class B2 Principal Balance                      13,904,066.00

(22)  Monthly Servicing Fee (Deducted from Certificate
      Account balance to arrive at Amount Available
      if the Company is not the Servicer; deducted
      from funds remaining after payment of Class A
      Distribution Amount, Class M-1 Distribution
      Amount, Class B-1 Distribution Amount and
      Class B-2 Distribution Amount; if the
      Company is the Servicer)                           142,809.63

(23)  3% Guarantee Fee                                   661,674.75

(24)  Class C Residual Payment                                  .00

(25)  Class M-1 Interest Deficiency on such
      Remittance Date                                           .00

(26)  Class B-1 Interest Deficiency on such
      Remittance Date                                           .00

(27)  Repossessed Contracts                               61,985.78

(28)  Repossessed Contracts Remaining
      in Inventory                                        61,985.78

(29)  Weighted Average Contract Rate                       10.12103
